                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                  ---------


                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: January 6, 1998
                                       ---------------
                      (Date of earliest event reported)



                             NCS HEALTHCARE, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)



         Delaware                      0-027602               34-1816187
----------------------------         -----------         ------------------
(State or other jurisdiction         (Commission           (I.R.S. employer
      of incorporation)              file number)         identification no.)




          3201 Enterprise Parkway, Suite 220, Beachwood, Ohio 44122
          ---------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (216) 514-3350
                                                    --------------

ITEM 5. OTHER EVENTS

     On January 6, 1998, NCS HealthCare, Inc., a Delaware corporation, issued the press release filed as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) EXHIBITS

              EXHIBIT NO.

                99.1        Press Release of the Company, dated January 6, 1998

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NCS HEALTHCARE, INC.

                                         By: /s/ Jeffrey R. Steinhilber
                                             ------------------------------
                                             Jeffrey R. Steinhilber,
                                             Senior Vice President and
                                             Chief Financial Officer

Date: January 16, 1998